EX-99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Matthew 25 Fund, Inc. (the "Fund"), hereby certifies, to such officer's knowledge, that the Fund's Report on Form N-CSR for the period ended December 31, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:   March 9, 2007


/s/ Mark Mulholland
-----------------------------
Name:   Mark Mulholland
Title:  President
        Principal Executive Officer and Principal Financial Officer